Exhibit 99.1

RESONANT INC. SIGNS A SECURITIES PURCHASE AGREEMENT TO RAISE CAPITAL

•                  Murata Manufacturing Co., Ltd. will lead the round, demonstrating interest in Resonant’s technology

GOLETA, CA, — August 6, 2019 - Resonant Inc. (NASDAQ: RESN), a leader in transforming the way radio frequency, or RF, front-ends are being designed and delivered for mobile handset and wireless devices, today announced it has entered into a definitive agreement with Murata Electronics North America, Inc., an affiliate of Murata Manufacturing Co., Ltd. (collectively “Murata”), as well as institutional and individual accredited investors to raise gross proceeds of approximately $10.0 million in a private placement of common stock at a per-share price of $2.53.

The offering is expected to have multiple closings, with the first closing to occur on or around August 12, 2019, subject to satisfaction of customary closing conditions.  The closing of Murata’s investment is also subject to the execution of a definitive multi-year commercial agreement providing Murata with rights to multiple designs utilizing Resonant’s technology, and applicable governmental approval. The material terms of the commercial agreement have been negotiated and agreed to in principle by the parties.

“This investment demonstrates confidence in our technology, tools and team, as well as our execution,” said George Holmes, Chairman and CEO of Resonant. “We believe that the power of our tools has again been validated and it’s through our focus on tools and technology that we will continue to capture market share that will fuel the company’s growth and create even greater value for our shareholders.”

Resonant anticipates using the net proceeds from the offering to continue its product development efforts and business development activities, including those that will be the subject of our commercial agreement with Murata, and for general and administrative purposes.

The securities offered in the offering have not been registered under the Securities Act of 1933 or applicable securities laws of any state or jurisdiction. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable securities laws of any state or jurisdiction. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Resonant Inc.

Resonant (NASDAQ: RESN) is transforming the market for RF front-ends (RFFE) by disrupting the RFFE supply chain through the delivery of solutions that leverage our Infinite Synthesized Network (ISN) software tools platform, capitalize on the breadth of our IP portfolio, and are delivered through our services offerings. In a market that is critically constrained by limited designers, tools and capacity, Resonant addresses these critical problems by providing customers with ever increasing design efficiency, reduced time to market and lower unit costs. Customers leverage Resonant’s disruptive capabilities to design cutting edge filters and modules, while capitalizing on the added stability of a diverse supply chain through Resonant’s fabless ecosystem-the first of its kind. Working with Resonant, customers enhance the connectivity of current mobile devices, while preparing for the demands of emerging 5G applications.

To learn more about Resonant, view the series of videos published on its website that explain Resonant’s technologies and market positioning:

•             Resonant Corporate Video

•             ISN and XBAR: Speeding the Transition to 5G

•             Infinite Synthesized Networks, ISN Explained

•             What is an RF Filter?

•             RF Filter Innovation

•             Transforming the Mobile Filter Supply Chain

For more information, please visit www.resonant.com.

Resonant uses its website (https://www.resonant.com) and LinkedIn page (https://www.linkedin.com/company/resonant-inc-/) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and Resonant may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor the company’s website and its social media accounts in addition to following the company’s press releases, SEC filings, public conference calls, and webcasts.

About Resonant’s ISN® Technology

Resonant can create designs for difficult bands, modules and other complex RF Front End requirements that we believe have the potential to be manufactured for half the cost and developed in half the time of traditional approaches. ISN is a suite of proprietary mathematical methods, software design tools and network synthesis techniques that enable us to explore a much larger set of possible design solutions that regularly incorporate our proprietary technology. We then quickly deliver design simulations to our customers, which they manufacture or have manufactured by one of our foundry partners. These improved solutions still use Surface Acoustic Wave (SAW) or Temperature Compensated Surface Acoustic Wave (TC-SAW) manufacturing methods and perform as well as those using higher cost manufacturing methods such as Bulk Acoustic Wave (BAW). Resonant’s method delivers excellent predictability, enabling achievement of the desired product performance in roughly half as many turns through the fab. In addition, because Resonant’s models are fundamental, integration with its foundry and fab customers is seamless because its models speak the “fab language” of basic material properties and dimensions.

Safe Harbor / Forward-Looking Statements

This press release contains forward-looking statements, which include the following subjects, among others: the expected closings of the private placement, the intended use of proceeds from the offering, and the capabilities of our filter designs and software tools and their potential contributions to and impact on the filter market. Forward-looking statements are made as of the date of this document and are inherently subject to risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, including, without limitation, the following: the satisfaction of the conditions to closing of the offering, including reaching an agreement with Murata on the terms of our commercial agreement for XBAR solutions and obtaining applicable governmental approval; risks associated with the cash requirements of our business; our limited operating history; our ability to complete designs that meet customer specifications; the ability of our customers (or their manufacturers) to fabricate our designs in commercial quantities; our customers’ ability to sell products incorporating our designs to their OEM customers; changes in our expenditures and other uses of cash; the ability of our designs to significantly lower costs compared to other designs and solutions; the risk that the intense competition and rapid technological change in our industry renders our designs less useful or obsolete; our ability to find, recruit and retain the highly skilled personnel required for our design process in sufficient numbers to support our growth; our ability to manage growth; and general market, economic and business conditions. Additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report (Form 10-K) or Quarterly Report (Form 10-Q) filed with the Securities and Exchange Commission.  Forward-looking statements are made as of the date of this release, and we expressly disclaim any obligation or undertaking to update forward-looking statements.

Investor Relations Contact:

Moriah Shilton, LHA Investor Relations, 1-415-433-3777, RESN@lhai.com